Exhibit 99.2

Fourth Quarter
Financial Supplement
December 31, 2019
4

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Property & Casualty - Statements of Adjusted Earnings Available to Common Shareholders	14
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	16
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; and Synthetic GICs	17
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	18
Property & Casualty - Other Expenses by Major Category; and Net Written Premiums By Product and Selected Financial Information and Supplemental Data	19

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	20
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	21
General Account Assets Under Management and Related Measures	22

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	24

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	25
Other Expenses by Major Category; and Other Statistical Information	26

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	27
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	28
Other Expenses by Major Category; and Other Statistical Information	29

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	30

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	31
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses Aging Schedule: Fixed Maturity Securities Available-for-Sale	32
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	33
Footnotes	34

APPENDIX
Reconciliation Detail	A-1
Notable Items:
MetLife Total; U.S.; U.S. - Group Benefits;	A-2
Asia; Latin America; EMEA; MetLife Holdings; and Corporate & Other	A-3
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE

As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Revenues
Premiums	$9,267	$9,405	$10,129	$10,781	$11,920	$43,840	$42,235
Universal life and investment-type product policy fees	1,397	1,365	1,412	1,440	1,386	5,502	5,603
Net investment income	3,462	4,908	4,693	4,623	4,644	16,166	18,868
Other revenues	452	494	478	419	451	1,880	1,842
Net investment gains (losses)	145	15	61	161	207	(298)	444
Net derivative gains (losses)	939	115	724	1,254	(1,465)	851	628
Total revenues	15,662	16,302	17,497	18,678	17,143	67,941	69,620

Expenses
Policyholder benefits and claims	8,992	9,072	9,993	10,648	11,748	42,656	41,461
Interest credited to policyholder account balances	486	1,961	1,515	1,500	1,488	4,013	6,464
Policyholder dividends	318	300	302	296	313	1,251	1,211
Capitalization of DAC	(814)	(812)	(837)	(882)	(827)	(3,254)	(3,358)
Amortization of DAC and VOBA	843	624	689	797	786	2,975	2,896
Amortization of negative VOBA	(11)	(10)	(10)	(4)	(9)	(56)	(33)
Interest expense on debt	260	234	274	223	224	1,122	955
Other expenses	3,117	3,189	3,274	3,309	3,457	12,927	13,229
Total expenses	13,191	14,558	15,200	15,887	17,180	61,634	62,825
Income (loss) from continuing operations before provision for income tax	2,471	1,744	2,297	2,791	(37)	6,307	6,795
Provision for income tax expense (benefit)	409	359	551	601	(625)	1,179	886
Income (loss) from continuing operations, net of income tax	2,062	1,385	1,746	2,190	588	5,128	5,909
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	2,062	1,385	1,746	2,190	588	5,128	5,909
Less: Net income (loss) attributable to noncontrolling interests	(5)	4	5	6	(5)	5	10
Net income (loss) attributable to MetLife, Inc.	2,067	1,381	1,741	2,184	593	5,123	5,899
Less: Preferred stock dividends	57	32	57	32	57	141	178
Net income (loss) available to MetLife, Inc.'s common shareholders	$2,010	$1,349	$1,684	$2,152	$536	$4,982	$5,721

Premiums, fees and other revenues	$11,116	$11,264	$12,019	$12,640	$13,757	$51,222	$49,680

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Net income (loss) available to MetLife, Inc.'s common shareholders	$2,010	$1,349	$1,684	$2,152	$536
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	145	15	61	161	207
Less: Net derivative gains (losses)	939	115	724	1,254	(1,465)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations (1)	(202)	(177)	(179)	(107)	(418)
Less: Provision for income tax (expense) benefit	(213)	(24)	(236)	(340)	373
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	(5)	4	5	6	(5)
Adjusted earnings available to common shareholders	$1,336	$1,424	$1,319	$1,190	$1,834

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$2.04	$1.40	$1.77	$2.30	$0.58
Less: Net investment gains (losses)	0.15	0.02	0.06	0.17	0.22
Less: Net derivative gains (losses)	0.95	0.12	0.76	1.34	(1.58)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations	(0.20)	(0.19)	(0.18)	(0.11)	(0.45)
Less: Provision for income tax (expense) benefit	(0.22)	(0.03)	(0.24)	(0.36)	0.40
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	(0.01)	—	0.01	0.01	(0.01)
Adjusted earnings available to common shareholders per diluted common share	$1.35	$1.48	$1.38	$1.27	$1.98

	For the Three Months Ended
Unaudited (In millions, except per share data) (2)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Notable items impacting adjusted earnings available to common shareholders (3):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(160)	$—
Litigation reserves & settlement costs	(60)	—	—	—	—
Expense initiative costs	(100)	(55)	(70)	(88)	(119)
Interest on tax adjustments	170	—	—	—	64
Tax adjustments	77	—	—	—	475
Total notable items	$87	$(55)	$(70)	$(248)	$420

Notable items impacting adjusted earnings available to common shareholders per diluted common share (3):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(0.17)	$—
Litigation reserves & settlement costs	$(0.06)	$—	$—	$—	$—
Expense initiative costs	$(0.10)	$(0.06)	$(0.07)	$(0.09)	$(0.13)
Interest on tax adjustments	$0.17	$—	$—	$—	$0.07
Tax adjustments	$0.08	$—	$—	$—	$0.51
Total notable items	$0.09	$(0.06)	$(0.07)	$(0.26)	$0.45

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Weighted average common shares outstanding - diluted	987.6	963.3	952.9	936.4	925.7

(1) See Page A-1 for further detail.
(2) Certain amounts in prior periods have been reclassified to conform to current period presentation.

(3) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further detail.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Book value per common share (1)	$51.53	$58.06	$64.61	$70.71	$68.62
Book value per common share, excluding AOCI other than FCTA (1)	$44.62	$45.58	$47.09	$48.56	$48.97
Book value per common share - tangible common stockholders' equity (1)	$34.77	$35.71	$37.09	$38.52	$38.86

	For the Three Months Ended
Unaudited	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Return on MetLife, Inc.'s (2):
Common stockholders' equity	16.5%	10.3%	11.6%	13.7%	3.4%
Common stockholders' equity, excluding AOCI other than FCTA	18.9%	12.5%	15.4%	19.4%	4.8%
Tangible common stockholders' equity	24.4%	16.2%	19.7%	24.6%	6.1%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	10.9%	10.9%	9.1%	7.6%	11.5%
Common stockholders' equity, excluding AOCI other than FCTA	12.5%	13.2%	12.1%	10.7%	16.4%
Tangible common stockholders' equity	16.2%	17.1%	15.5%	13.7%	20.7%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Common shares outstanding, beginning of period	986.6	958.6	950.2	935.9	919.6
Share repurchases	(28.4)	(11.2)	(15.8)	(17.1)	(5.1)
Newly issued shares	0.4	2.8	1.5	0.8	0.8
Common shares outstanding, end of period	958.6	950.2	935.9	919.6	915.3

Weighted average common shares outstanding - basic	980.3	956.5	946.2	929.6	918.7
Dilutive effect of the exercise or issuance of stock-based awards	7.3	6.8	6.7	6.8	7.0
Weighted average common shares outstanding - diluted	987.6	963.3	952.9	936.4	925.7

MetLife Policyholder Trust Shares	148.0	146.2	144.3	142.8	140.7

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Total revenues	$15,662	$16,302	$17,497	$18,678	$17,143	$67,941	$69,620
Less: Net investment gains (losses)	145	15	61	161	207	(298)	444
Less: Net derivative gains (losses)	939	115	724	1,254	(1,465)	851	628
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	(8)	—	20	59	18	(7)	97
Less: Other adjustments to revenues:
GMIB fees	27	27	28	27	26	120	108
Investment hedge adjustments	(121)	(105)	(118)	(121)	(125)	(475)	(469)
Operating joint venture adjustments	—	—	—	—	—	1	—
Unit-linked contract income	(765)	736	261	250	228	(683)	1,475
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(27)	(4)	(4)	(2)	(5)	(61)	(15)
Settlement of foreign currency earnings hedges	5	2	2	3	2	19	9
TSA fees	70	68	69	69	40	305	246
Divested businesses	—	—	—	60	63	8	123
Total adjusted revenues	$15,397	$15,448	$16,454	$16,918	$18,154	$68,161	$66,974

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Net investment income	$3,462	$4,908	$4,693	$4,623	$4,644	$16,166	$18,868
Less: Adjustments to net investment income:
Investment hedge adjustments	(121)	(105)	(118)	(121)	(125)	(475)	(469)
Operating joint venture adjustments	—	—	—	—	—	1	—
Unit-linked contract income	(765)	736	261	250	228	(683)	1,475
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(27)	(4)	(4)	(2)	(5)	(61)	(15)
Divested businesses	—	—	—	23	24	1	47
Net investment income, as reported on an adjusted basis	$4,375	$4,281	$4,554	$4,473	$4,522	$17,383	$17,830

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Premiums, fees and other revenues	$11,116	$11,264	$12,019	$12,640	$13,757	$51,222	$49,680
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	(8)	—	20	59	18	(7)	97
GMIB fees	27	27	28	27	26	120	108
Settlement of foreign currency earnings hedges	5	2	2	3	2	19	9
TSA fees	70	68	69	69	40	305	246
Divested businesses	—	—	—	37	39	7	76
Adjusted premiums, fees and other revenues	$11,022	$11,167	$11,900	$12,445	$13,632	$50,778	$49,144
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,019	$11,109	$11,858	$12,411	$13,632

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Total expenses	$13,191	$14,558	$15,200	$15,887	$17,180	$61,634	$62,825
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	44	(24)	(5)	39	106	109	116
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	—	—	—	9	10	—	19
Inflation and pass-through adjustments	1	79	84	87	(6)	29	244
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	(10)	49	36	(47)	105	252	143
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	(1)	(4)	(11)	3	8	(2)	(4)
PAB hedge adjustments	(1)	(3)	(6)	(5)	(5)	(4)	(19)
Unit-linked contract costs	(730)	716	257	223	240	(676)	1,436
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interest	5	(6)	(6)	(8)	5	(10)	(15)
Regulatory implementation costs	5	3	7	5	3	11	18
Acquisition, integration and other costs	(14)	23	6	8	7	24	44
TSA fees	70	68	69	69	40	305	246
Divested businesses	14	—	6	69	152	130	227
Total adjusted expenses	$13,808	$13,657	$14,763	$15,435	$16,515	$61,466	$60,370

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Capitalization of DAC	$(814)	$(812)	$(837)	$(882)	$(827)	$(3,254)	$(3,358)
Less: Divested businesses	—	—	—	(11)	(9)	(1)	(20)
Capitalization of DAC, as reported on an adjusted basis	$(814)	$(812)	$(837)	$(871)	$(818)	$(3,253)	$(3,338)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Other expenses	$3,117	$3,189	$3,274	$3,309	$3,457	$12,927	$13,229
Less: Noncontrolling interest	5	(6)	(6)	(8)	5	(10)	(15)
Less: Regulatory implementation costs	5	3	7	5	3	11	18
Less: Acquisition, integration and other costs	(14)	23	6	8	7	24	44
Less: TSA fees	70	68	69	69	40	305	246
Less: Divested businesses	(4)	—	6	36	116	68	158
Other expenses, as reported on an adjusted basis	$3,055	$3,101	$3,192	$3,199	$3,286	$12,529	$12,778
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,059	$3,081	$3,181	$3,186	$3,286

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Other expenses	$3,117	$3,189	$3,274	$3,309	$3,457	$12,927	$13,229
Capitalization of DAC	(814)	(812)	(837)	(882)	(827)	(3,254)	(3,358)
Other expenses, net of capitalization of DAC	$2,303	$2,377	$2,437	$2,427	$2,630	$9,673	$9,871

Premiums, fees and other revenues	$11,116	$11,264	$12,019	$12,640	$13,757	$51,222	$49,680

Expense ratio	20.7%	21.1%	20.3%	19.2%	19.1%	18.9%	19.9%

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Other expenses by major category, as reported on an adjusted basis
Direct expenses	$1,369	$1,420	$1,485	$1,475	$1,597	$5,874	$5,977
Pension, postretirement and postemployment benefit costs	44	56	57	57	63	185	233
Premium taxes, other taxes, and licenses & fees	197	170	174	164	165	755	673
Commissions and other variable expenses	1,445	1,455	1,476	1,503	1,461	5,715	5,895
Other expenses, as reported on an adjusted basis	3,055	3,101	3,192	3,199	3,286	12,529	12,778
Capitalization of DAC, as reported on an adjusted basis	(814)	(812)	(837)	(871)	(818)	(3,253)	(3,338)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	2,241	2,289	2,355	2,328	2,468	9,276	9,440
Less: Total notable items related to other expenses, as reported on an adjusted basis (1)	(19)	70	88	111	69	214	338
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis (1)	$2,260	$2,219	$2,267	$2,217	$2,399	$9,062	$9,102

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Employee related costs	$912	$922	$916	$871	$948	$3,664	$3,657
Third party staffing costs	486	375	419	422	536	1,703	1,752
General and administrative expenses	(29)	123	150	182	113	507	568
Direct expenses	1,369	1,420	1,485	1,475	1,597	5,874	5,977
Less: Total notable items related to direct expenses (1)	(19)	70	88	111	69	214	338
Direct expenses, excluding total notable items related to direct expenses (1)	$1,388	$1,350	$1,397	$1,364	$1,528	$5,660	$5,639

Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$2,241	$2,289	$2,355	$2,328	$2,468	$9,276	$9,440
Less: Total notable items related to other expenses, as reported on an adjusted basis (1)	(19)	70	88	111	69	214	338
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis (1)	$2,260	$2,219	$2,267	$2,217	$2,399	$9,062	$9,102

Adjusted premiums, fees and other revenues	$11,022	$11,167	$11,900	$12,445	$13,632	$50,778	$49,144
Less: PRT	(76)	(2)	556	1,293	2,499	6,894	4,346
Adjusted premiums, fees and other revenues, excluding PRT	$11,098	$11,169	$11,344	$11,152	$11,133	$43,884	$44,798

Direct expense ratio	12.4%	12.7%	12.5%	11.9%	11.7%	11.6%	12.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.5%	12.1%	12.3%	12.2%	13.7%	12.9%	12.6%

Adjusted expense ratio	20.3%	20.5%	19.8%	18.7%	18.1%	18.3%	19.2%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT (1)	20.4%	19.9%	20.0%	19.9%	21.5%	20.6%	20.3%

(1) Notable items are related to “litigation reserves & settlement costs”, “interest (expense) income on tax adjustments” and “expense initiative costs”. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$298,265	$308,410	$318,689	$326,049	$327,820
Equity securities, at estimated fair value	1,440	1,432	1,476	1,341	1,342
Contractholder-directed equity securities and fair value option securities, at estimated fair value	12,616	13,245	13,000	12,671	13,102
Mortgage loans	75,752	78,601	77,997	78,959	80,529
Policy loans	9,699	9,670	9,705	9,671	9,680
Real estate and real estate joint ventures	9,698	10,022	10,326	10,246	10,741
Other limited partnership interests	6,613	6,787	7,054	7,441	7,716
Short-term investments, principally at estimated fair value	3,937	4,524	2,811	3,536	3,850
Other invested assets	18,190	18,175	20,036	21,979	19,015
Total investments	436,210	450,866	461,094	471,893	473,795
Cash and cash equivalents, principally at estimated fair value	15,821	14,506	18,435	19,452	16,598
Accrued investment income	3,582	3,569	3,535	3,561	3,523
Premiums, reinsurance and other receivables	19,644	20,615	20,425	20,723	20,443
Deferred policy acquisition costs and value of business acquired	18,895	18,349	17,880	17,382	17,833
Current income tax recoverable	—	—	97	—	—
Goodwill	9,422	9,418	9,408	9,278	9,308
Other assets	8,408	10,100	10,029	10,166	10,518
Separate account assets	175,556	185,765	191,264	190,357	188,445
Total assets	$687,538	$713,188	$732,167	$742,812	$740,463

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$186,780	$187,508	$191,139	$193,310	$194,909
Policyholder account balances	183,693	187,333	190,033	189,060	192,627
Other policy-related balances	16,529	16,967	16,815	16,960	17,171
Policyholder dividends payable	677	671	689	692	681
Policyholder dividend obligation	428	1,116	1,834	2,370	2,020
Payables for collateral under securities loaned and other transactions	24,794	25,084	25,354	28,443	26,745
Short-term debt	268	289	158	142	235
Long-term debt	12,829	12,850	13,346	13,443	13,466
Collateral financing arrangements	1,060	1,048	1,026	1,013	993
Junior subordinated debt securities	3,147	3,148	3,149	3,149	3,150
Current income tax payable	441	505	—	31	363
Deferred income tax liability	5,414	7,075	8,766	10,153	9,097
Other liabilities	22,964	25,091	24,548	25,070	24,179
Separate account liabilities	175,556	185,765	191,264	190,357	188,445
Total liabilities	634,580	654,450	668,121	674,193	674,081

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	32,474	32,535	32,602	32,639	32,680
Retained earnings	28,926	29,944	31,209	32,948	33,078
Treasury stock, at cost	(10,393)	(10,893)	(11,643)	(12,428)	(12,678)
Accumulated other comprehensive income (loss)	1,722	6,911	11,631	15,197	13,052
Total MetLife, Inc.'s stockholders' equity	52,741	58,509	63,811	68,368	66,144
Noncontrolling interests	217	229	235	251	238
Total equity	52,958	58,738	64,046	68,619	66,382
Total liabilities and equity	$687,538	$713,188	$732,167	$742,812	$740,463

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$297	$433	$393	$464	$416
RETIREMENT AND INCOME SOLUTIONS	450	358	442	357	404
PROPERTY & CASUALTY	120	117	84	67	27
TOTAL U.S.	$867	$908	$919	$888	$847
ASIA	392	505	516	501	468
LATIN AMERICA	180	196	216	220	204
EMEA	81	113	99	74	71
METLIFE HOLDINGS	283	395	372	183	333
CORPORATE & OTHER	(214)	(326)	(431)	(383)	(284)
Total adjusted earnings before provision for income tax	$1,589	$1,791	$1,691	$1,483	$1,639

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$67	$91	$82	$98	$87
RETIREMENT AND INCOME SOLUTIONS	94	73	91	73	83
PROPERTY & CASUALTY	21	20	14	10	2
TOTAL U.S.	$182	$184	$187	$181	$172
ASIA	111	149	157	152	127
LATIN AMERICA	43	62	57	65	43
EMEA	26	27	22	21	5
METLIFE HOLDINGS	60	78	73	34	64
CORPORATE & OTHER	(226)	(165)	(181)	(192)	(663)
Total provision for income tax expense (benefit)	$196	$335	$315	$261	$(252)

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$230	$342	$311	$366	$329
RETIREMENT AND INCOME SOLUTIONS	356	285	351	284	321
PROPERTY & CASUALTY	99	97	70	57	25
TOTAL U.S.	$685	$724	$732	$707	$675
ASIA	281	356	359	349	341
LATIN AMERICA	137	134	159	155	161
EMEA	55	86	77	53	66
METLIFE HOLDINGS	223	317	299	149	269
CORPORATE & OTHER (1)	(45)	(193)	(307)	(223)	322
Total adjusted earnings available to common shareholders (1)	$1,336	$1,424	$1,319	$1,190	$1,834

(1) Includes impact of preferred stock dividends of $57 million, $32 million, $57 million, $32 million and $57 million for the three months ended December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

U.S.
GROUP BENEFITS	32.9%	48.6%	44.2%	52.0%	46.7%
RETIREMENT AND INCOME SOLUTIONS	22.9%	19.4%	23.9%	19.3%	21.9%
PROPERTY & CASUALTY	21.4%	19.2%	13.9%	11.3%	5.0%
TOTAL U.S.	25.2%	27.0%	27.3%	26.4%	25.2%
ASIA	7.9%	10.0%	10.1%	9.8%	9.6%
LATIN AMERICA	17.5%	18.1%	21.5%	20.9%	21.7%
EMEA	6.3%	12.3%	11.0%	7.6%	9.4%
METLIFE HOLDINGS	8.9%	13.2%	12.5%	6.2%	11.2%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

U.S.	29.2%	30.7%	31.0%	30.0%	28.6%
ASIA	12.0%	15.2%	15.3%	14.9%	14.6%
LATIN AMERICA	29.1%	29.9%	35.5%	34.6%	36.0%
EMEA	10.5%	22.1%	19.8%	13.8%	16.8%
METLIFE HOLDINGS	10.0%	14.8%	14.0%	7.1%	12.5%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2018	2019	2018	2019
U.S.
GROUP BENEFITS		$2,797	$2,817
RETIREMENT AND INCOME SOLUTIONS		6,209	5,876
PROPERTY & CASUALTY		1,851	2,020
TOTAL U.S.		$10,857	$10,713	$9,389	$9,447
ASIA		$14,260	$14,274	$9,456	$9,396
LATIN AMERICA		$3,139	$2,965	$1,880	$1,791
EMEA		$3,473	$2,802	$2,176	$1,595
METLIFE HOLDINGS		$10,063	$9,599	$9,066	$8,715

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
U.S.	$1	$1	$1	$1	$—
ASIA	$2	$2	$1	$1	$2
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$2	$2	$2	$1
METLIFE HOLDINGS	$4	$5	$5	$5	$3

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Adjusted revenues
Premiums	$5,236	$5,567	$6,234	$6,903	$8,097	$28,186	$26,801
Universal life and investment-type product policy fees	281	270	274	264	270	1,053	1,078
Net investment income	1,809	1,719	1,795	1,760	1,747	6,977	7,021
Other revenues	208	221	223	224	219	821	887
Total adjusted revenues	7,534	7,777	8,526	9,151	10,333	37,037	35,787

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,175	5,373	6,101	6,759	7,932	27,765	26,165
Interest credited to policyholder account balances	487	501	504	507	472	1,790	1,984
Capitalization of DAC	(113)	(114)	(127)	(131)	(112)	(449)	(484)
Amortization of DAC and VOBA	120	114	117	121	123	477	475
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	4	2	3	3	2	12	10
Other expenses	994	993	1,009	1,004	1,069	3,902	4,075
Total adjusted expenses	6,667	6,869	7,607	8,263	9,486	33,497	32,225
Adjusted earnings before provision for income tax	867	908	919	888	847	3,540	3,562
Provision for income tax expense (benefit)	182	184	187	181	172	736	724
Adjusted earnings	685	724	732	707	675	2,804	2,838
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$685	$724	$732	$707	$675	$2,804	$2,838

Adjusted premiums, fees and other revenues	$5,725	$6,058	$6,731	$7,391	$8,586	$30,060	$28,766
Less: PRT	(76)	(2)	556	1,293	2,499	6,894	4,346
Adjusted premiums, fees and other revenues, excluding PRT	$5,801	$6,060	$6,175	$6,098	$6,087	$23,166	$24,420

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Adjusted revenues
Premiums	$3,949	$4,208	$4,247	$4,239	$4,217	$16,082	$16,911
Universal life and investment-type product policy fees	202	194	203	198	194	804	789
Net investment income	275	280	292	293	297	1,127	1,162
Other revenues	132	143	144	145	143	515	575
Total adjusted revenues	4,558	4,825	4,886	4,875	4,851	18,528	19,437

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,577	3,711	3,812	3,724	3,685	14,435	14,932
Interest credited to policyholder account balances	39	39	39	42	37	145	157
Capitalization of DAC	(6)	(8)	(6)	(9)	(5)	(27)	(28)
Amortization of DAC and VOBA	10	9	8	8	10	53	35
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	1	—	—	2	1
Other expenses	640	641	639	646	708	2,531	2,634
Total adjusted expenses	4,261	4,392	4,493	4,411	4,435	17,139	17,731
Adjusted earnings before provision for income tax	297	433	393	464	416	1,389	1,706
Provision for income tax expense (benefit)	67	91	82	98	87	310	358
Adjusted earnings	230	342	311	366	329	1,079	1,348
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$230	$342	$311	$366	$329	$1,079	$1,348

Adjusted premiums, fees and other revenues	$4,283	$4,545	$4,594	$4,582	$4,554	$17,401	$18,275

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Adjusted revenues
Premiums	$373	$461	$1,075	$1,739	$2,955	$8,511	$6,230
Universal life and investment-type product policy fees	79	76	71	66	76	249	289
Net investment income	1,492	1,395	1,458	1,419	1,409	5,676	5,681
Other revenues	71	72	74	73	73	284	292
Total adjusted revenues	2,015	2,004	2,678	3,297	4,513	14,720	12,492

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	998	1,071	1,647	2,361	3,550	10,886	8,629
Interest credited to policyholder account balances	448	462	465	465	435	1,645	1,827
Capitalization of DAC	(7)	(8)	(12)	(5)	—	(15)	(25)
Amortization of DAC and VOBA	7	5	7	5	6	24	23
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	2	2	3	2	10	9
Other expenses	116	114	127	111	116	432	468
Total adjusted expenses	1,565	1,646	2,236	2,940	4,109	12,982	10,931
Adjusted earnings before provision for income tax	450	358	442	357	404	1,738	1,561
Provision for income tax expense (benefit)	94	73	91	73	83	357	320
Adjusted earnings	356	285	351	284	321	1,381	1,241
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$356	$285	$351	$284	$321	$1,381	$1,241

Adjusted premiums, fees and other revenues	$523	$609	$1,220	$1,878	$3,104	$9,044	$6,811
Less: PRT	(76)	(2)	556	1,293	2,499	6,894	4,346
Adjusted premiums, fees and other revenues, excluding PRT	$599	$611	$664	$585	$605	$2,150	$2,465

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Adjusted revenues
Premiums	$914	$898	$912	$925	$925	$3,593	$3,660
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	42	44	45	48	41	174	178
Other revenues	5	6	5	6	3	22	20
Total adjusted revenues	961	948	962	979	969	3,789	3,858

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	600	591	642	674	697	2,444	2,604
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(100)	(98)	(109)	(117)	(107)	(407)	(431)
Amortization of DAC and VOBA	103	100	102	108	107	400	417
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	238	238	243	247	245	939	973
Total adjusted expenses	841	831	878	912	942	3,376	3,563
Adjusted earnings before provision for income tax	120	117	84	67	27	413	295
Provision for income tax expense (benefit)	21	20	14	10	2	69	46
Adjusted earnings	99	97	70	57	25	344	249
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$99	$97	$70	$57	$25	$344	$249

Adjusted premiums, fees and other revenues	$919	$904	$917	$931	$928	$3,615	$3,680

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Balance, beginning of period	$18,904	$18,924	$18,926	$18,965	$18,963
Premiums and deposits	4,764	5,019	5,081	5,051	5,001
Surrenders and withdrawals	(599)	(597)	(619)	(638)	(592)
Benefit payments	(3,691)	(3,836)	(3,887)	(3,798)	(3,757)
Net flows	474	586	575	615	652
Net transfers from (to) separate account	(1)	1	—	—	—
Interest	147	145	152	149	145
Policy charges	(147)	(147)	(150)	(145)	(149)
Other	(453)	(583)	(538)	(621)	(646)
Balance, end of period	$18,924	$18,926	$18,965	$18,963	$18,965

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Balance, beginning of period	$935	$813	$902	$925	$905
Premiums and deposits	64	64	64	62	65
Surrenders and withdrawals	(14)	(18)	(18)	(28)	(18)
Benefit payments	(1)	(1)	(1)	(1)	(1)
Net flows	49	45	45	33	46
Investment performance	(117)	101	34	1	74
Net transfers from (to) general account	1	(1)	—	—	—
Policy charges	(52)	(53)	(54)	(53)	(54)
Other	(3)	(3)	(2)	(1)	(1)
Balance, end of period	$813	$902	$925	$905	$970

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Direct and allocated expenses	$319	$310	$314	$316	$363
Pension, postretirement and postemployment benefit costs	8	15	15	15	19
Premium taxes, other taxes, and licenses & fees	83	63	67	62	66
Commissions and other variable expenses	230	253	243	253	260
Other expenses, as reported on an adjusted basis	$640	$641	$639	$646	$708

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Group Life (1)
Adjusted premiums, fees and other revenues	$1,688	$1,804	$1,805	$1,846	$1,858
Mortality ratio	89.4%	85.3%	85.3%	87.0%	85.4%
Group Non-Medical Health (2)
Adjusted premiums, fees and other revenues	$1,742	$1,812	$1,820	$1,830	$1,849
Interest adjusted benefit ratio (3)	73.2%	72.9%	75.4%	70.3%	71.4%

(1) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(2) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Balance, beginning of period	$114,796	$113,653	$115,419	$118,073	$118,134
Premiums and deposits	15,711	19,068	17,898	21,104	21,132
Surrenders and withdrawals	(17,014)	(17,356)	(16,582)	(21,018)	(17,718)
Benefit payments	(998)	(1,035)	(1,021)	(1,100)	(1,040)
Net flows	(2,301)	677	295	(1,014)	2,374
Net transfers from (to) separate account	—	—	—	—	—
Interest	1,040	1,052	1,051	1,053	1,029
Policy charges	(10)	(32)	(46)	(47)	(23)
Other	128	69	1,354	69	339
Balance, end of period	$113,653	$115,419	$118,073	$118,134	$121,853

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Balance, beginning of period	$70,396	$70,623	$73,691	$76,596	$78,346
Premiums and deposits	2,355	1,088	1,469	1,472	1,681
Surrenders and withdrawals (1)	(2,276)	(1,164)	(1,780)	(1,461)	(4,360)
Benefit payments	(18)	(16)	(29)	(21)	(27)
Net flows	61	(92)	(340)	(10)	(2,706)
Investment performance	(542)	2,741	2,184	1,508	865
Net transfers from (to) general account	—	—	—	—	—
Policy charges	(93)	(64)	(75)	(83)	(85)
Other	801	483	1,136	335	(1,461)
Balance, end of period	$70,623	$73,691	$76,596	$78,346	$74,959

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Balance, beginning of period	$24,244	$25,700	$26,501	$27,219	$28,098
Premiums and deposits (1)	1,518	776	770	1,054	3,019
Surrenders and withdrawals	(232)	(150)	(236)	(369)	(985)
Net flows	1,286	626	534	685	2,034
Interest	170	175	184	194	209
Balance, end of period	$25,700	$26,501	$27,219	$28,098	$30,341

(1) Includes $930 million, $0, $102 million, $20 million and $2.4 billion of transfers from separate account GICs to synthetic GICs at December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2) A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Direct and allocated expenses	$63	$62	$64	$56	$61
Pension, postretirement and postemployment benefit costs	1	3	3	2	3
Premium taxes, other taxes, and licenses & fees	11	5	9	4	12
Commissions and other variable expenses	41	44	51	49	40
Other expenses, as reported on an adjusted basis	$116	$114	$127	$111	$116

SPREAD

	For the Three Months Ended
Unaudited	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Investment income yield excluding variable investment income yield	4.80%	4.52%	4.50%	4.43%	4.32%
Variable investment income yield	0.27%	0.15%	0.35%	0.23%	0.23%
Total investment income yield	5.07%	4.67%	4.85%	4.66%	4.55%
Average crediting rate	3.77%	3.71%	3.66%	3.64%	3.49%
Annualized general account spread	1.30%	0.96%	1.19%	1.02%	1.06%

Annualized general account spread excluding variable investment income yield	1.03%	0.81%	0.84%	0.79%	0.83%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Direct and allocated expenses	$109	$105	$100	$101	$105
Pension, postretirement and postemployment benefit costs	3	2	2	2	3
Premium taxes, other taxes, and licenses & fees	24	22	27	24	23
Commissions and other variable expenses	102	109	114	120	114
Other expenses, as reported on an adjusted basis	$238	$238	$243	$247	$245

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Net Written Premiums by Product
Auto	$588	$588	$615	$623	$576
Homeowners & Other	307	277	347	354	321
Total	$895	$865	$962	$977	$897
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$914	$898	$912	$925	$925
Loss and loss adjustment expense ratio	65.6%	65.5%	70.4%	72.9%	75.3%
Other expense ratio	26.2%	26.7%	25.7%	25.5%	26.3%
Total combined ratio	91.8%	92.2%	96.1%	98.4%	101.6%

Effect of catastrophe losses	2.7%	4.6%	8.6%	7.6%	1.4%
Combined ratio excluding catastrophes	89.1%	87.6%	87.5%	90.8%	100.2%
Prior year development	(0.6)%	(0.3)%	(0.6)%	(0.6)%	6.3%
Combined ratio excluding catastrophes and prior year development before provision for income tax	89.7%	87.9%	88.1%	91.4%	93.9%
Auto
Net earned premium	$603	$591	$598	$603	$599
Loss and loss adjustment expense ratio	74.0%	67.7%	67.8%	73.8%	92.8%
Other expense ratio	25.5%	26.6%	25.2%	24.9%	25.8%
Total combined ratio	99.5%	94.3%	93.0%	98.7%	118.6%

Effect of catastrophe losses	—%	0.4%	1.7%	2.1%	0.3%
Combined ratio excluding catastrophes	99.5%	93.9%	91.3%	96.6%	118.3%
Prior year development	(0.1)%	(0.4)%	(0.7)%	(0.8)%	10.9%
Combined ratio excluding catastrophes and prior year development before provision for income tax	99.6%	94.3%	92.0%	97.4%	107.4%
Homeowners & Other
Net earned premium	$311	$307	$314	$322	$326
Loss and loss adjustment expense ratio	49.4%	61.3%	75.4%	71.2%	43.2%
Other expense ratio	27.5%	27.0%	26.7%	26.6%	27.1%
Total combined ratio	76.9%	88.3%	102.1%	97.8%	70.3%

Effect of catastrophe losses	8.0%	12.5%	21.6%	17.9%	3.5%
Combined ratio excluding catastrophes	68.9%	75.8%	80.5%	79.9%	66.8%
Prior year development	(1.5)%	(0.1)%	(0.2)%	(0.3)%	(2.0)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	70.4%	75.9%	80.7%	80.2%	68.8%
Catastrophe Losses Before Provision for Income Tax
Auto	$—	$2	$10	$13	$2
Homeowners & Other	25	39	68	57	11
Total	$25	$41	$78	$70	$13

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Adjusted revenues
Premiums	$1,675	$1,699	$1,631	$1,654	$1,648	$6,766	$6,632
Universal life and investment-type product policy fees	409	406	419	430	419	1,630	1,674
Net investment income	853	880	944	915	952	3,317	3,691
Other revenues	11	16	13	14	13	51	56
Total adjusted revenues	2,948	3,001	3,007	3,013	3,032	11,764	12,053

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,392	1,319	1,279	1,264	1,323	5,326	5,185
Interest credited to policyholder account balances	371	403	424	440	443	1,465	1,710
Capitalization of DAC	(477)	(479)	(472)	(498)	(464)	(1,915)	(1,913)
Amortization of DAC and VOBA	309	307	312	353	316	1,302	1,288
Amortization of negative VOBA	(8)	(9)	(7)	(2)	(7)	(39)	(25)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	969	955	955	955	953	3,840	3,818
Total adjusted expenses	2,556	2,496	2,491	2,512	2,564	9,979	10,063
Adjusted earnings before provision for income tax	392	505	516	501	468	1,785	1,990
Provision for income tax expense (benefit)	111	149	157	152	127	548	585
Adjusted earnings	281	356	359	349	341	1,237	1,405
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$281	$356	$359	$349	$341	$1,237	$1,405

Adjusted premiums, fees and other revenues	$2,095	$2,121	$2,063	$2,098	$2,080	$8,447	$8,362

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Adjusted premiums, fees and other revenues	$2,095	$2,121	$2,063	$2,098	$2,080

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,128	$2,119	$2,073	$2,083	$2,080
Add: Operating joint ventures, on a constant currency basis (1), (2)	248	241	276	249	279
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,376	$2,360	$2,349	$2,332	$2,359

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Direct and allocated expenses	$336	$324	$332	$316	$343
Pension, postretirement and postemployment benefit costs	22	23	23	23	23
Premium taxes, other taxes, and licenses & fees	44	43	43	43	51
Commissions and other variable expenses	567	565	557	573	536
Other expenses, as reported on an adjusted basis	$969	$955	$955	$955	$953
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$492	$476	$483	$457	$489

Other expenses, as reported on an adjusted basis, on a constant currency basis	$987	$957	$959	$948	$953
Add: Operating joint ventures, on a constant currency basis (1), (2)	106	103	106	103	111
Other expenses, as reported on an adjusted basis, including operating joint ventures, on a constant currency basis	$1,093	$1,060	$1,065	$1,051	$1,064
Other expenses, as reported on an adjusted basis, including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$564	$541	$554	$522	$565

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Japan:
Life	$184	$174	$163	$169	$156
Accident & Health	102	114	104	90	92
Annuities	125	178	135	122	65
Other	2	1	2	4	5
Total Japan	413	467	404	385	318
Other Asia	214	224	199	274	207
Total sales	$627	$691	$603	$659	$525

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Adjusted earnings available to common shareholders	$281	$356	$359	$349	$341
Adjusted earnings available to common shareholders, on a constant currency basis	$278	$351	$357	$350	$341

(1) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Total investments	$115,433	$121,224	$127,178	$130,734	$130,482
Add:
Cash and cash equivalents	3,126	3,264	3,406	3,239	2,508
FVA - mortgage loans	(47)	203	359	446	377
FVA - real estate and real estate joint ventures	529	533	694	703	704
Less:
Policy loans	1,654	1,644	1,656	1,643	1,658
Other invested assets (including operating joint ventures)	334	59	26	40	(615)
Contractholder-directed equity securities and fair value option securities	2,096	2,148	2,146	2,130	2,167
GA AUM	114,957	121,373	127,809	131,309	130,861
Less:
Unrealized gains (losses) on investments carried at estimated fair value	5,745	8,417	10,747	12,243	10,736
FVA - mortgage loans	(47)	203	359	446	377
FVA - real estate and real estate joint ventures	529	533	694	703	704
GA AUM (excluding FVA)	$108,730	$112,220	$116,009	$117,917	$119,044

GA AUM (excluding FVA), on a constant currency basis	$108,934	$112,876	$115,553	$118,546	$119,044
Add: Operating joint ventures, on a constant currency basis (1)	3,848	4,021	4,188	4,363	4,620
GA AUM (excluding FVA), including operating joint ventures, on a constant currency basis	$112,782	$116,897	$119,741	$122,909	$123,664

(1) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Adjusted revenues
Premiums	$681	$646	$773	$703	$601	$2,760	$2,723
Universal life and investment-type product policy fees	264	284	280	256	274	1,050	1,094
Net investment income	297	296	360	295	320	1,239	1,271
Other revenues	11	12	11	8	13	35	44
Total adjusted revenues	1,253	1,238	1,424	1,262	1,208	5,084	5,132

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	626	597	790	656	580	2,602	2,623
Interest credited to policyholder account balances	99	94	86	74	78	394	332
Capitalization of DAC	(95)	(94)	(100)	(102)	(100)	(377)	(396)
Amortization of DAC and VOBA	73	78	79	58	76	209	291
Amortization of negative VOBA	—	—	—	—	—	(1)	—
Interest expense on debt	1	1	1	—	1	6	3
Other expenses	369	366	352	356	369	1,421	1,443
Total adjusted expenses	1,073	1,042	1,208	1,042	1,004	4,254	4,296
Adjusted earnings before provision for income tax	180	196	216	220	204	830	836
Provision for income tax expense (benefit)	43	62	57	65	43	238	227
Adjusted earnings	137	134	159	155	161	592	609
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$137	$134	$159	$155	$161	$592	$609

Adjusted premiums, fees and other revenues	$956	$942	$1,064	$967	$888	$3,845	$3,861

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Direct and allocated expenses	$148	$148	$134	$130	$145
Pension, postretirement and postemployment benefit costs	1	1	1	1	2
Premium taxes, other taxes, and licenses & fees	18	15	14	15	14
Commissions and other variable expenses	202	202	203	210	208
Other expenses, as reported on an adjusted basis	$369	$366	$352	$356	$369
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$274	$272	$252	$254	$269
Other expenses, as reported on an adjusted basis, on a constant currency basis	$359	$348	$338	$349	$369
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$266	$258	$242	$249	$269

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Mexico	$85	$110	$83	$84	$99
Chile	73	67	86	83	66
All other	56	36	49	52	73
Total sales	$214	$213	$218	$219	$238

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Adjusted premiums, fees and other revenues	$956	$942	$1,064	$967	$888
Adjusted earnings available to common shareholders	$137	$134	$159	$155	$161

Adjusted premiums, fees and other revenues, on a constant currency basis	$926	$893	$1,013	$944	$888
Adjusted earnings available to common shareholders, on a constant currency basis	$133	$125	$151	$151	$161

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Adjusted revenues
Premiums	$520	$542	$551	$526	$558	$2,131	$2,177
Universal life and investment-type product policy fees	107	103	105	117	98	431	423
Net investment income	72	74	73	73	71	293	291
Other revenues	15	14	13	13	14	66	54
Total adjusted revenues	714	733	742	729	741	2,921	2,945

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	266	284	292	291	309	1,127	1,176
Interest credited to policyholder account balances	25	24	23	25	26	100	98
Capitalization of DAC	(120)	(117)	(126)	(128)	(134)	(468)	(505)
Amortization of DAC and VOBA	110	92	107	128	101	434	428
Amortization of negative VOBA	(3)	(1)	(3)	(2)	(2)	(15)	(8)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	355	338	350	341	370	1,378	1,399
Total adjusted expenses	633	620	643	655	670	2,556	2,588
Adjusted earnings before provision for income tax	81	113	99	74	71	365	357
Provision for income tax expense (benefit)	26	27	22	21	5	88	75
Adjusted earnings	55	86	77	53	66	277	282
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$55	$86	$77	$53	$66	$277	$282

Adjusted premiums, fees and other revenues	$642	$659	$669	$656	$670	$2,628	$2,654

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Direct and allocated expenses	$135	$122	$128	$115	$142
Pension, postretirement and postemployment benefit costs	2	1	2	2	1
Premium taxes, other taxes, and licenses & fees	10	8	7	7	6
Commissions and other variable expenses	208	207	213	217	221
Other expenses, as reported on an adjusted basis	$355	$338	$350	$341	$370
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$235	$221	$224	$213	$236
Other expenses, as reported on an adjusted basis, on a constant currency basis	$351	$334	$349	$342	$370
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$232	$219	$223	$214	$236

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Adjusted premiums, fees and other revenues	$642	$659	$669	$656	$670
Adjusted earnings available to common shareholders	$55	$86	$77	$53	$66

Adjusted premiums, fees and other revenues, on a constant currency basis	$636	$652	$668	$660	$670
Adjusted earnings available to common shareholders, on a constant currency basis	$54	$84	$77	$53	$66
Total sales on a constant currency basis	$198	$252	$224	$207	$222

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Adjusted revenues
Premiums	$1,023	$927	$924	$925	$972	$3,879	$3,748
Universal life and investment-type product policy fees	317	274	286	284	280	1,218	1,124
Net investment income	1,323	1,287	1,338	1,316	1,340	5,379	5,281
Other revenues	45	67	65	52	69	250	253
Total adjusted revenues	2,708	2,555	2,613	2,577	2,661	10,726	10,406

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,811	1,648	1,703	1,856	1,763	6,833	6,970
Interest credited to policyholder account balances	235	226	227	228	224	944	905
Capitalization of DAC	(8)	(6)	(8)	(9)	(5)	(36)	(28)
Amortization of DAC and VOBA	118	63	80	94	62	332	299
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	2	2	2	2	9	8
Other expenses	266	227	237	223	282	1,081	969
Total adjusted expenses	2,425	2,160	2,241	2,394	2,328	9,163	9,123
Adjusted earnings before provision for income tax	283	395	372	183	333	1,563	1,283
Provision for income tax expense (benefit)	60	78	73	34	64	308	249
Adjusted earnings	223	317	299	149	269	1,255	1,034
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$223	$317	$299	$149	$269	$1,255	$1,034

Adjusted premiums, fees and other revenues	$1,385	$1,268	$1,275	$1,261	$1,321	$5,347	$5,125

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Balance, beginning of period	$80,258	$80,734	$80,645	$80,830	$81,118
Premiums and deposits (2), (3)	1,321	1,195	1,167	1,177	1,322
Surrenders and withdrawals	(627)	(617)	(607)	(682)	(680)
Benefit payments	(721)	(843)	(736)	(717)	(813)
Net flows	(27)	(265)	(176)	(222)	(171)
Net transfers from (to) separate account	4	12	14	12	20
Interest	827	823	826	833	834
Policy charges	(196)	(191)	(189)	(190)	(188)
Other	(132)	(468)	(290)	(145)	(452)
Balance, end of period	$80,734	$80,645	$80,830	$81,118	$81,161

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Balance, beginning of period	$19,925	$19,784	$19,371	$19,309	$19,402
Premiums and deposits (2), (3)	99	111	106	100	97
Surrenders and withdrawals	(525)	(497)	(414)	(389)	(512)
Benefit payments	(149)	(173)	(160)	(149)	(161)
Net flows	(575)	(559)	(468)	(438)	(576)
Net transfers from (to) separate account	74	89	110	93	80
Interest	145	141	139	138	134
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	219	(80)	161	304	(281)
Balance, end of period	$19,784	$19,371	$19,309	$19,402	$18,755

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Balance, beginning of period	$5,450	$4,660	$5,220	$5,368	$5,324
Premiums and deposits (3)	66	67	63	62	62
Surrenders and withdrawals	(56)	(59)	(62)	(61)	(59)
Benefit payments	(21)	(8)	(9)	(9)	(7)
Net flows	(11)	—	(8)	(8)	(4)
Investment performance	(713)	638	241	(9)	409
Net transfers from (to) general account	(4)	(12)	(14)	(12)	(20)
Policy charges	(67)	(65)	(66)	(67)	(66)
Other	5	(1)	(5)	52	4
Balance, end of period	$4,660	$5,220	$5,368	$5,324	$5,647

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Balance, beginning of period	$43,128	$37,549	$40,136	$40,255	$39,122
Premiums and deposits (3)	90	92	91	77	79
Surrenders and withdrawals	(1,131)	(978)	(1,126)	(1,070)	(1,147)
Benefit payments	(94)	(100)	(106)	(104)	(105)
Net flows	(1,135)	(986)	(1,141)	(1,097)	(1,173)
Investment performance	(4,157)	3,854	1,574	269	2,294
Net transfers from (to) general account	(74)	(89)	(110)	(93)	(80)
Policy charges	(213)	(191)	(205)	(212)	(201)
Other	—	(1)	1	—	—
Balance, end of period	$37,549	$40,136	$40,255	$39,122	$39,962

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Direct and allocated expenses	$182	$146	$154	$141	$184
Pension, postretirement and postemployment benefit costs	5	8	8	7	9
Premium taxes, other taxes, and licenses & fees	15	18	18	17	14
Commissions and other variable expenses	64	55	57	58	75
Other expenses, as reported on an adjusted basis	$266	$227	$237	$223	$282

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Life (1)
Adjusted premiums, fees and other revenues	$964	$849	$851	$845	$906
Interest adjusted benefit ratio	58.0%	50.0%	53.9%	67.5%	55.5%

Lapse Ratio (2)
Traditional life	5.2%	4.8%	4.8%	4.8%	4.8%
Variable & universal life	4.4%	4.3%	4.2%	4.2%	4.1%
Fixed annuity	8.6%	10.2%	10.7%	10.7%	11.3%
Variable annuity	10.2%	10.1%	10.2%	10.2%	10.2%

(1) Represents traditional life and variable & universal life, components of Life & Other.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Adjusted revenues
Premiums	$132	$24	$16	$35	$8	$118	$83
Universal life and investment-type product policy fees	—	1	—	1	—	—	2
Net investment income	21	25	44	114	92	178	275
Other revenues	87	94	82	36	79	333	291
Total adjusted revenues	240	144	142	186	179	629	651

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	118	20	18	32	3	80	73
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(1)	(2)	(4)	(3)	(3)	(8)	(12)
Amortization of DAC and VOBA	1	1	2	2	1	6	6
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	234	229	268	218	219	1,032	934
Other expenses	102	222	289	320	243	907	1,074
Total adjusted expenses	454	470	573	569	463	2,017	2,075
Adjusted earnings before provision for income tax	(214)	(326)	(431)	(383)	(284)	(1,388)	(1,424)
Provision for income tax expense (benefit)	(226)	(165)	(181)	(192)	(663)	(825)	(1,201)
Adjusted earnings	12	(161)	(250)	(191)	379	(563)	(223)
Preferred stock dividends	57	32	57	32	57	141	178
Adjusted earnings available to common shareholders	$(45)	$(193)	$(307)	$(223)	$322	$(704)	$(401)

Adjusted premiums, fees and other revenues	$219	$119	$98	$72	$87	$451	$376

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Business activities	$10	$13	$12	$25	$20	$41	$70
Net investment income	49	29	46	114	101	263	290
Interest expense on debt	(245)	(239)	(280)	(229)	(230)	(1,076)	(978)
Corporate initiatives and projects	(137)	(100)	(117)	(151)	(195)	(405)	(563)
Other	(90)	(29)	(92)	(142)	(67)	(368)	(330)
Provision for income tax (expense) benefit and other tax-related items	425	165	181	192	750	982	1,288
Preferred stock dividends	(57)	(32)	(57)	(32)	(57)	(141)	(178)
Adjusted earnings available to common shareholders	$(45)	$(193)	$(307)	$(223)	$322	$(704)	$(401)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year Ended (1)
Unaudited (In millions, except yields)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Fixed Maturity Securities
Yield	4.23%	4.23%	4.30%	4.15%	4.19%	4.26%	4.22%
Investment income (2), (3)	$2,914	$2,902	$2,975	$2,901	$2,965	$11,678	$11,743
Investment gains (losses)	40	(24)	138	82	71	5	267
Ending carrying value (4)	299,136	309,368	319,696	327,203	329,067	299,136	329,067
Mortgage Loans
Yield	4.72%	4.73%	4.82%	4.74%	5.00%	4.66%	4.82%
Investment income (3)	874	912	943	929	998	3,340	3,782
Investment gains (losses)	(24)	(15)	14	(16)	6	(56)	(11)
Ending carrying value	75,752	78,601	77,997	78,959	80,529	75,752	80,529
Real Estate and Real Estate Joint Ventures
Yield	2.83%	2.04%	3.62%	3.53%	3.58%	3.59%	3.20%
Investment income	70	50	92	91	94	352	327
Investment gains (losses)	172	5	1	96	297	326	399
Ending carrying value	9,698	10,022	10,326	10,246	10,741	9,698	10,741
Policy Loans
Yield	5.16%	5.28%	5.34%	5.33%	5.21%	5.21%	5.29%
Investment income	125	128	129	129	126	506	512
Ending carrying value	9,699	9,670	9,705	9,671	9,680	9,699	9,680
Equity Securities
Yield	6.09%	5.43%	5.15%	4.62%	5.85%	4.79%	5.25%
Investment income	19	16	16	13	16	64	61
Investment gains (losses)	(96)	107	(2)	17	12	(75)	134
Ending carrying value	1,440	1,432	1,476	1,341	1,342	1,440	1,342
Other Limited Partnership Interests
Yield	12.47%	7.59%	14.28%	15.37%	9.87%	12.97%	11.81%
Investment income	203	127	247	279	187	792	840
Investment gains (losses)	—	(1)	1	3	3	9	6
Ending carrying value	6,613	6,787	7,054	7,441	7,716	6,613	7,716
Cash and Short-term Investments
Yield	2.67%	3.08%	2.39%	2.31%	2.09%	2.41%	2.47%
Investment income	66	79	65	62	50	244	256
Investment gains (losses)	2	—	(5)	(1)	9	(6)	3
Ending carrying value	19,758	19,030	21,246	22,988	20,448	19,758	20,448
Other Invested Assets
Investment income	217	203	225	226	247	887	901
Investment gains (losses)	5	(67)	(38)	(30)	(10)	(162)	(145)
Ending carrying value	18,190	18,175	20,036	21,979	19,015	18,190	19,015
Total Investments
Investment income yield	4.54%	4.44%	4.66%	4.57%	4.57%	4.56%	4.56%
Investment fees and expenses yield	(0.12)%	(0.14)%	(0.14)%	(0.13)%	(0.13)%	(0.12)%	(0.14)%
Net Investment Income Yield	4.42%	4.30%	4.52%	4.44%	4.44%	4.44%	4.42%
Investment income	$4,488	$4,417	$4,692	$4,630	$4,683	$17,863	$18,422
Investment fees and expenses	(113)	(136)	(138)	(134)	(137)	(479)	(545)
Net investment income including Divested businesses	4,375	4,281	4,554	4,496	4,546	17,384	17,877
Less: Net investment income from Divested businesses	—	—	—	23	24	1	47
Net Investment Income, as reported on an adjusted basis (5)	$4,375	$4,281	$4,554	$4,473	$4,522	$17,383	$17,830
Ending Carrying Value	$440,286	$453,085	$467,536	$479,828	$478,538	$440,286	$478,538
Gross investment gains	$569	$375	$328	$332	$672	$1,499	$1,707
Gross investment losses	(440)	(271)	(189)	(159)	(144)	(1,279)	(763)
Writedowns	(30)	(99)	(30)	(22)	(140)	(179)	(291)
Investment Portfolio Gains (Losses) (6)	99	5	109	151	388	41	653
Investment portfolio gains (losses) income tax (expense) benefit	(10)	(17)	(26)	(64)	(96)	(75)	(203)
Investment Portfolio Gains (Losses), Net of Income Tax	$89	$(12)	$83	$87	$292	$(34)	$450

Derivative gains (losses) (6)	$824	$15	$614	$1,141	$(1,583)	$399	$187
Derivative gains (losses) income tax (expense) benefit	(201)	(18)	(150)	(259)	364	(103)	(63)
Derivative Gains (Losses), Net of Income Tax	$623	$(3)	$464	$882	$(1,219)	$296	$124

See footnotes on Page 34.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2018		March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$78,948	26.4%	$80,146	26.0%	$83,712	26.3%	$87,114	26.7%	$87,753	26.8%
Foreign government securities		62,288	20.9%	64,955	21.1%	67,554	21.2%	67,547	20.7%	67,229	20.5%
Foreign corporate securities		56,703	19.0%	59,945	19.4%	62,398	19.6%	63,100	19.3%	64,165	19.6%
U.S. government and agency securities		39,322	13.2%	41,008	13.3%	40,003	12.6%	40,802	12.5%	42,084	12.8%
Residential mortgage-backed securities		27,961	9.4%	28,360	9.2%	29,049	9.1%	29,591	9.1%	28,547	8.7%
Asset-backed securities		12,472	4.2%	12,631	4.1%	13,712	4.3%	14,345	4.4%	14,542	4.4%
Municipals		11,533	3.9%	11,898	3.8%	12,255	3.8%	12,942	4.0%	13,053	4.0%
Commercial mortgage-backed securities		9,038	3.0%	9,467	3.1%	10,006	3.1%	10,608	3.3%	10,447	3.2%
Fixed Maturity Securities Available-For-Sale		$298,265	100.0%	$308,410	100.0%	$318,689	100.0%	$326,049	100.0%	$327,820	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$208,806	70.0%	$216,343	70.1%	$223,594	70.2%	$229,104	70.3%	$230,708	70.4%
2	Baa	73,141	24.5%	75,769	24.6%	78,943	24.8%	81,478	25.0%	81,425	24.8%
3	Ba	11,158	3.7%	11,350	3.7%	11,490	3.6%	11,400	3.5%	11,652	3.6%
4	B	4,498	1.6%	4,324	1.4%	4,176	1.3%	3,423	1.0%	3,337	1.0%
5	Caa and lower	647	0.2%	591	0.2%	451	0.1%	609	0.2%	693	0.2%
6	In or near default	15	—%	33	—%	35	—%	35	—%	5	—%
Fixed Maturity Securities Available-For-Sale (7)		$298,265	100.0%	$308,410	100.0%	$318,689	100.0%	$326,049	100.0%	$327,820	100.0%

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (8)

		December 31, 2018		March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$5,340	89.7%	$2,563	91.2%	$1,542	80.6%	$1,499	73.3%	$1,370	83.2%
20% or more for less than six months		460	7.7%	135	4.8%	215	11.2%	370	18.1%	116	7.0%
20% or more for six months or greater		155	2.6%	113	4.0%	156	8.2%	176	8.6%	161	9.8%
Gross Unrealized Losses		$5,955	100.0%	$2,811	100.0%	$1,913	100.0%	$2,045	100.0%	$1,647	100.0%

Gross Unrealized Gains		$17,404		$22,662		$29,373		$34,964		$31,812

See footnotes on Page 34.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	December 31, 2018		March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019

Commercial mortgage loans	$48,463		$49,960		$49,570		$49,898		$49,624
Agricultural mortgage loans	14,905		15,130		15,334		15,752		16,695
Residential mortgage loans	12,726		13,861		13,450		13,659		14,504
Mortgage loans held-for-sale	—		—		—		—		59
Mortgage Loans	76,094		78,951		78,354		79,309		80,882
Valuation allowances	(342)		(350)		(357)		(350)		(353)
Mortgage Loans, net	$75,752		$78,601		$77,997		$78,959		$80,529

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	December 31, 2018		March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,884	22.5%	$10,683	21.4%	$10,511	21.2%	$10,079	20.2%	$10,169	20.5%
Non-U.S.	9,281	19.1%	9,727	19.5%	9,463	19.1%	9,480	19.0%	10,093	20.3%
Middle Atlantic	7,911	16.3%	7,873	15.7%	7,952	16.0%	8,210	16.4%	8,302	16.7%
South Atlantic	6,347	13.1%	6,427	12.9%	6,459	13.0%	6,896	13.8%	6,487	13.1%
West South Central	3,951	8.1%	4,299	8.6%	4,386	8.9%	4,454	8.9%	4,255	8.6%
East North Central	2,840	5.9%	3,269	6.5%	3,245	6.6%	3,225	6.5%	3,066	6.2%
Mountain	1,387	2.9%	1,501	3.0%	1,729	3.5%	1,774	3.6%	1,602	3.2%
New England	1,481	3.1%	1,479	3.0%	1,628	3.3%	1,705	3.4%	1,433	2.9%
West North Central	594	1.2%	594	1.2%	593	1.2%	592	1.2%	607	1.2%
East South Central	564	1.2%	563	1.1%	563	1.1%	530	1.1%	502	1.0%
Multi-Region and Other	3,223	6.6%	3,545	7.1%	3,041	6.1%	2,953	5.9%	3,108	6.3%
Total	$48,463	100.0%	$49,960	100.0%	$49,570	100.0%	$49,898	100.0%	$49,624	100.0%

Office	$23,995	49.5%	$24,514	49.1%	$23,755	47.9%	$23,455	47.0%	$22,925	46.2%
Retail	9,089	18.7%	9,387	18.8%	9,577	19.3%	9,707	19.5%	9,052	18.2%
Apartment	7,018	14.5%	6,943	13.9%	6,960	14.1%	6,906	13.8%	8,212	16.6%
Industrial	3,719	7.7%	3,761	7.5%	3,748	7.6%	4,226	8.5%	3,985	8.0%
Hotel	3,479	7.2%	3,716	7.4%	3,688	7.4%	3,617	7.2%	3,471	7.0%
Other	1,163	2.4%	1,639	3.3%	1,842	3.7%	1,987	4.0%	1,979	4.0%
Total	$48,463	100.0%	$49,960	100.0%	$49,570	100.0%	$49,898	100.0%	$49,624	100.0%

INVESTMENTS FOOTNOTES

(1) We calculate yields using average quarterly asset carrying values. Yields exclude the impact of recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page 5. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes investment income related to fair value option securities of $26 million, $55 million, $38 million, $59 million and $32 million for the three months ended December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019, respectively, and $51 million and $184 million for the year ended December 31, 2018 and December 31, 2019, respectively.

(3) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4) The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Fixed maturity securities available-for-sale	$298,265	$308,410	$318,689	$326,049	$327,820
Contractholder-directed equity securities and fair value option securities	12,616	13,245	13,000	12,671	13,102
Total fixed maturity securities	310,881	321,655	331,689	338,720	340,922
Less: Contractholder-directed equity securities	11,741	12,284	11,990	11,514	11,852
Less: Effects of consolidating under GAAP certain VIEs that are treated as CSEs	4	3	3	3	3
Fixed maturity securities	$299,136	$309,368	$319,696	$327,203	$329,067

(5) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5.
(6) Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year Ended
	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Net investment gains (losses)	$145	$15	$61	$161	$207	$(298)	$444
Less: Operating joint venture adjustments	—	—	—	—	—	(1)	—
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	6	(15)	3	(1)	(1)	12	(14)
Less: Non-investment portfolio gains (losses)	40	25	(51)	11	(180)	(350)	(195)
Investment portfolio gains (losses)	$99	$5	$109	$151	$388	$41	$653

	For the Three Months Ended					For the Year Ended
	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Net derivative gains (losses)	$939	$115	$724	$1,254	$(1,465)	$851	$628
Less: Investment hedge adjustments	121	105	118	121	125	475	469
Less: Settlement of foreign currency earnings hedges	(5)	(2)	(2)	(3)	(2)	(19)	(9)
Less: PAB hedge adjustments	(1)	(3)	(6)	(5)	(5)	(4)	(19)
Derivative gains (losses)	$824	$15	$614	$1,141	$(1,583)	$399	$187

(7) Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain mortgage-backed securities (non-agency residential mortgage-backed securities and commercial mortgage-backed securities). NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain mortgage-backed securities held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain mortgage-backed securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

(8) MetLife's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$2,010	$1,349	$1,684	$2,152	$536	$4,982	$5,721
Add: Preferred stock dividends	57	32	57	32	57	141	178
Add: Net Income (loss) attributable to noncontrolling interests	(5)	4	5	6	(5)	5	10
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Income (loss) from continuing operations, net of income tax	2,062	1,385	1,746	2,190	588	$5,128	$5,909
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	145	15	61	161	207	(298)	444
Net derivative gains (losses)	939	115	724	1,254	(1,465)	851	628
Premiums - Divested businesses	—	—	—	35	36	—	71
Universal life and investment-type product policy fees
Unearned revenue adjustments	(8)	—	20	59	18	(7)	97
GMIB fees	27	27	28	27	26	120	108
Divested businesses	—	—	—	2	1	7	3
Net investment income
Investment hedge adjustments	(121)	(105)	(118)	(121)	(125)	(475)	(469)
Operating joint venture adjustments	—	—	—	—	—	1	—
Unit-linked contract income	(765)	736	261	250	228	(683)	1,475
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(27)	(4)	(4)	(2)	(5)	(61)	(15)
Divested businesses	—	—	—	23	24	1	47
Other revenues
Settlement of foreign currency earnings hedges	5	2	2	3	2	19	9
TSA fees	70	68	69	69	40	305	246
Divested businesses	—	—	—	—	2	—	2
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	—	—	—	(9)	(10)	—	(19)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	(1)	(79)	(84)	(87)	6	(29)	(244)
GMIB costs	78	(56)	(39)	47	(106)	(146)	(154)
Market value adjustments	1	4	11	(3)	(8)	1	4
Divested businesses	—	—	—	(34)	(33)	—	(67)
Interest credited to policyholder account balances
PAB hedge adjustments	1	3	6	5	5	4	19
Unit-linked contract costs	730	(716)	(257)	(223)	(240)	676	(1,436)
Divested businesses	—	—	—	(8)	(10)	—	(18)
Capitalization of DAC - Divested businesses	—	—	—	11	9	1	20
Amortization of DAC and VOBA
Related to NIGL and NDGL	(44)	24	5	(39)	(106)	(109)	(116)
Related to GMIB fees and GMIB costs	(68)	7	3	—	1	(106)	11
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	(2)	(2)	—	(4)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	1	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	(18)	—	—	—	—	(63)	—
Other expenses
Noncontrolling interest	(5)	6	6	8	(5)	10	15
Regulatory implementation costs	(5)	(3)	(7)	(5)	(3)	(11)	(18)
Acquisition, integration and other costs	14	(23)	(6)	(8)	(7)	(24)	(44)
TSA fees	(70)	(68)	(69)	(69)	(40)	(305)	(246)
Divested businesses	4	—	(6)	(36)	(116)	(68)	(158)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(213)	(24)	(236)	(340)	373	(86)	(227)
Adjusted earnings	1,393	1,456	1,376	1,222	1,891	5,602	5,945
Less: Preferred stock dividends	57	32	57	32	57	141	178
Adjusted earnings available to common shareholders	$1,336	$1,424	$1,319	$1,190	$1,834	$5,461	$5,767

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL (2)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(160)	$—	$(6)	$(160)
Litigation reserves & settlement costs	(60)	—	—	—	—	(60)	—
Expense initiative costs	(100)	(55)	(70)	(88)	(119)	(284)	(332)
Interest on tax adjustments	170	—	—	—	64	170	64
Tax adjustments	77	—	—	—	475	77	475
Total notable items	$87	$(55)	$(70)	$(248)	$420	$(103)	$47

U.S.
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$—	$37	$—
Total notable items	$—	$—	$—	$—	$—	$37	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$—	$37	$—
Total notable items	$—	$—	$—	$—	$—	$37	$—

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

(2) Certain amounts in prior periods have been reclassified to conform to current period presentation.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)

ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(19)	$—	$(86)	$(19)
Total notable items	$—	$—	$—	$(19)	$—	$(86)	$(19)

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$10	$—	$28	$10
Total notable items	$—	$—	$—	$10	$—	$28	$10

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(13)	$—	$(23)	$(13)
Total notable items	$—	$—	$—	$(13)	$—	$(23)	$(13)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(138)	$—	$38	$(138)
Total notable items	$—	$—	$—	$(138)	$—	$38	$(138)

CORPORATE & OTHER (2)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019
Litigation reserves & settlement costs	$(60)	$—	$—	$—	$—	$(60)	$—
Expense initiative costs	(100)	(55)	(70)	(88)	(119)	(284)	(332)
Interest on tax adjustments	170	—	—	—	64	170	64
Tax adjustments	77	—	—	—	475	77	475
Total notable items	$87	$(55)	$(70)	$(88)	$420	$(97)	$207

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

(2) Certain amounts in prior periods have been reclassified to conform to current period presentation.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Total MetLife, Inc.'s stockholders' equity	$52,741	$58,509	$63,811	$68,368	$66,144
Less: Preferred stock	3,340	3,340	3,340	3,340	3,340
MetLife, Inc.'s common stockholders' equity	49,401	55,169	60,471	65,028	62,804
Less: Net unrealized investment gains (losses), net of income tax	8,655	13,862	18,381	22,330	19,981
Defined benefit plans adjustment, net of income tax	(2,028)	(2,004)	(1,984)	(1,961)	(2,002)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$42,774	$43,311	$44,074	$44,659	$44,825
Less: Goodwill, net of income tax	9,133	9,082	9,071	8,955	8,986
VODA and VOCRA, net of income tax	312	298	288	279	268
Total MetLife, Inc.'s tangible common stockholders' equity	$33,329	$33,931	$34,715	$35,425	$35,571

Unaudited (In millions, except per share data)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Book value per common share	$51.53	$58.06	$64.61	$70.71	$68.62
Less: Net unrealized investment gains (losses), net of income tax	9.03	14.59	19.64	24.28	21.84
Defined benefit plans adjustment, net of income tax	(2.12)	(2.11)	(2.12)	(2.13)	(2.19)
Book value per common share, excluding AOCI other than FCTA	$44.62	$45.58	$47.09	$48.56	$48.97
Less: Goodwill, net of income tax	9.52	9.56	9.69	9.74	9.82
VODA and VOCRA, net of income tax	0.33	0.31	0.31	0.30	0.29
Book value per common share - tangible common stockholders' equity	$34.77	$35.71	$37.09	$38.52	$38.86

Common shares outstanding, end of period	958.6	950.2	935.9	919.6	915.3

	For the Three Months Ended (1)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018	December 31, 2019

Return on MetLife, Inc.'s:
Common stockholders' equity	16.5%	10.3%	11.6%	13.7%	3.4%	9.6%	9.8%
Common stockholders' equity, excluding AOCI other than FCTA	18.9%	12.5%	15.4%	19.4%	4.8%	11.5%	13.0%
Tangible common stockholders' equity (2)	24.4%	16.2%	19.7%	24.6%	6.1%	14.8%	16.6%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	10.9%	10.9%	9.1%	7.6%	11.5%	10.6%	9.8%
Common stockholders' equity, excluding AOCI other than FCTA	12.5%	13.2%	12.1%	10.7%	16.4%	12.6%	13.1%
Tangible common stockholders' equity (2)	16.2%	17.1%	15.5%	13.7%	20.7%	16.3%	16.8%

Average common stockholders' equity	$48,843	$52,285	$57,820	$62,750	$63,916	$51,668	$58,575
Average common stockholders' equity, excluding AOCI other than FCTA	$42,582	$43,043	$43,693	$44,367	$44,742	$43,427	$43,929
Average tangible common stockholders' equity	$33,128	$33,630	$34,323	$35,070	$35,498	$33,838	$34,594

(1) Annualized using quarter-to-date results.

(2) Net income (loss) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders used to calculate returns on tangible common stockholders' equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019 of $9 million, $10 million, $9 million, $9 million and $6 million, respectively, and for the years ended December 31, 2018 and 2019 of $39 million and $34 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
U.S. (1)	$5,725	$6,058	$6,731	$7,391	$8,586
ASIA	2,128	2,119	2,073	2,083	2,080
LATIN AMERICA	926	893	1,013	944	888
EMEA	636	652	668	660	670
METLIFE HOLDINGS (1)	1,385	1,268	1,275	1,261	1,321
CORPORATE & OTHER (1)	219	119	98	72	87
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,019	$11,109	$11,858	$12,411	$13,632
Adjusted premiums, fees and other revenues	$11,022	$11,167	$11,900	$12,445	$13,632

ASIA (including operating joint ventures) (2), (3)	$2,376	$2,360	$2,349	$2,332	$2,359

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
U.S. (1)	$994	$993	$1,009	$1,004	$1,069
ASIA	987	957	959	948	953
LATIN AMERICA	359	348	338	349	369
EMEA	351	334	349	342	370
METLIFE HOLDINGS (1)	266	227	237	223	282
CORPORATE & OTHER (1)	102	222	289	320	243
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,059	$3,081	$3,181	$3,186	$3,286
Other expenses, as reported on an adjusted basis	$3,055	$3,101	$3,192	$3,199	$3,286

ASIA (including operating joint ventures) (2), (3)	$1,093	$1,060	$1,065	$1,051	$1,064

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
U.S. (1)	$685	$724	$732	$707	$675
ASIA	278	351	357	350	341
LATIN AMERICA	133	125	151	151	161
EMEA	54	84	77	53	66
METLIFE HOLDINGS (1)	223	317	299	149	269
CORPORATE & OTHER (1)	(45)	(193)	(307)	(223)	322
Adjusted earnings available to common shareholders on a constant currency basis	$1,328	$1,408	$1,309	$1,187	$1,834
Adjusted earnings available to common shareholders	$1,336	$1,424	$1,319	$1,190	$1,834

(1) Amounts on a reported basis, as constant currency impact is not significant.

 (2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	net investment income, as reported on an adjusted basis	(v)	net investment income
(vi)	adjusted earnings	(vi)	income (loss) from continuing operations, net of income tax
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders per diluted common share	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(ix)	adjusted return on equity	(ix)	return on equity
(x)	adjusted return on equity, excluding AOCI other than FCTA	(x)	return on equity
(xi)	adjusted tangible return on equity	(xi)	return on equity
(xii)	investment portfolio gains (losses)	(xii)	net investment gains (losses)
(xiii)	derivative gains (losses)	(xiii)	net derivative gains (losses)
(xiv)	capitalization of DAC, as reported on an adjusted basis	(xiv)	capitalization of DAC
(xv)	total MetLife, Inc.’s tangible common stockholders’ equity	(xv)	total MetLife, Inc.’s stockholders’ equity
(xvi)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	book value per common share, excluding AOCI other than FCTA	(xvii)	book value per common share
(xviii)	book value per common share - tangible common stockholders' equity	(xviii)	book value per common share
(xix)	other expenses, as reported on an adjusted basis	(xix)	other expenses
(xx)	other expenses, net of capitalization of DAC, as reported on an adjusted basis	(xx)	other expenses, net of capitalization of DAC
(xxi)	other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expenses	(xxiv)	other expenses
(xxv)	direct expenses, excluding total notable items related to direct expenses	(xxv)	other expenses
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio
(xxviii)	GA AUM	(xxviii)	total investments
(xxix)	GA AUM (excluding FVA)	(xxix)	total investments

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its Business Plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•
Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and

•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•
Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•
Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, goodwill impairment or changes in estimated fair value. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA : net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA): adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA).

•
Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and components of, or other financial measures based on, adjusted earnings mentioned above.

•
Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•
Return on MetLife, Inc.’s tangible common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders’ equity.

•
Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues.
•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

General account assets under management and related measures

GA AUM is used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. MetLife believes the use of GA AUM enhances the understanding and comparability of its GA investment portfolio. GA AUM is comprised of GA total investments and cash and cash equivalents, excluding policy loans, other invested assets, contractholder-directed equity securities and fair value option securities, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from GA AUM.

GA AUM (excluding FVA) excludes the following FVA: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans and real estate and real estate joint ventures. MetLife believes that the use of GA AUM (excluding FVA) enhances the understanding of the value of GA AUM without regard to the impact of market volatility.

Other items
The following additional information is relevant to an understanding of our performance results:
•
Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FVA	Fair value adjustments
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements